UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2005
NATIONAL BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-14773 (Commission File Number)	34-1518564 (IRS Employer Identification No.)
112 West Market Street, Orrville, Ohio 44667
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (330) 682-1010

ITEM 7.01 REGULATION FD DISCLOSURE.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-99.1 Press Release

ITEM 7.01 REGULATION FD DISCLOSURE.
PRESS RELEASE. On October 19, 2005, National Bancshares Corporation issued a press release containing unaudited financial information and accompanying discussion for the quarter ended September 30, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated October 19, 2005 containing unaudited financial information and accompanying discussion for the quarter ended September 30, 2005.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation

Date:	October 19, 2005	/s/Charles J. Dolezal

Charles J. Dolezal, President

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